UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 2, 2014

2050 MOTORS, INC.

(Exact name of registrant as specified in its charter)

California	0-192227	95-4040591
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3420 Bunkerhill Drive Las Vegas, Nevada	89032
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (702)-591-6029

Zegarelli Group International, Inc. 80679 Camino Santa Elise Indio, CA 91352
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company or 2050 Motors to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “plans,” “increase,” “forecast” and “guidance” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could” are based upon then-current assumptions and expectations and are generally forward-looking in nature and not historical facts. Any statements that refer to outlook, expectations or other characterizations of future events, circumstances or results are also forward-looking statements. There can be no assurance that the proposed Acquisition Agreement or the related transactions will occur as currently contemplated, or at all, or that the expected benefits from the transactions will be realized on the timetable currently contemplated, or at all. Additional risks and uncertainties relating to the proposed Share Exchange include, but are not limited to, uncertainties as to the satisfaction of closing conditions to the Share Exchange, the respective parties’ performance of their obligations under the Acquisition Agreement, and other factors affecting the execution of the transactions contemplated by the Acquisition Agreement. Other risks that could cause future results to differ from those expressed by the forward-looking statements included in this Current Report on Form 8-K include, but are not limited to, the Company’s ability to promptly and effectively integrate the businesses of the Company and 2050 Motors, any change in national and regional economic conditions, competitive factors in the markets served by the Company and 2050 Motors, governmental regulation, industry consolidation, technological developments and major world news events.

In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this Current Report on Form 8-K may not occur. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date stated, or if no date is stated, as of the date of this Current Report on Form 8-K. The Company undertakes no obligation to release publicly any revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events unless required by law.

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Acquisition Agreement

As previously reported on Current Report on Form 8-K filed on February 5, 2014, Zegarelli Group International, Inc. (“we,” “our,” “us,” or the “Company”) entered into a definitive Plan and Agreement of Reorganization (the “Acquisition Agreement”) with 2050 Motors, Inc. (“2050 Motors”) and certain shareholders of 2050 Motors (collectively the “2050 Motors Shareholders”) wherein the Company agreed to acquire all of the outstanding shares of common stock of 2050 Motors in accordance with the Acquisition Agreement. In exchange for the 2050 Motors shares, the Company will issue to the 2050 Motors Shareholders up to 24,994,670 shares of the Company’s common stock, post-split. The exchange of the 2050 Motors shares for the Company’s common stock is referred to in this Current Report on Form 8-K as the “Share Exchange.” After the closing of the Share Exchange (the “Closing”), 2050 Motors will become our wholly-owned subsidiary, and the 2050 Motors Shareholders will own approximately 82% of our common stock, on an as converted, fully diluted basis.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On May 2, 2014, the transactions contemplated by the Acquisition Agreement closed (the “Closing”). Pursuant to the Acquisition Agreement, 2050 Motors became a wholly-owned subsidiary of the Company and there operations and assets became the sole business of the Company, as described herein and the 2050 Motors Shareholders owned on May 2, 2014 approximately 82% of our common stock,.

In accordance with the Acquisition Agreement the following actions were taken and became effective on May 2, 2014:

A one for four (1:4) reverse stock split (the “Reverse Stock Split”). This Reverse Stock Split caused the total number of shares of common stock outstanding before the Closing to be 5,563,259 and 30,557,929 after the Closing.

Amendment to the Company’s Certificate of Incorporation to i) increase the authorized common stock to 100,000,000 shares, and

Amendment to the Company’s Certificate of Incorporation changing our name to 2050 Motors, Inc., to better reflect the business of the Company.

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FORM 10 DISCLOSURE

As disclosed elsewhere in this Current Report, effective on May 2, 2014, we acquired 2050 Motors, Inc., through the Acquisition Agreement. Upon the acquisition of 2050 Motors we are no longer a shell corporation and have taken on the operations of 2050 Motors. We have included this disclosure in order to disclose the details of our resulting new operations and management.

Please note that the information provided below relates to the combined company after the acquisition of 2050 Motors, except that information relating to periods prior to the date of the acquisition only relate to the Company unless otherwise specifically indicated.

DESCRIPTION OF BUSINESS

History and Development of the Company

2050 Motors, Inc. has an exclusive license, subject to minimum sales requirements, to import, market and sell in the United States, Puerto Rico, the US Territories and Peru, the “e-Go” lightweight carbon fiber all-electric vehicle design and electric light truck, manufactured by Jiangsu Aoxin New Energy Automobile Co., LTD (“Aoxin Automobile”) located in the Peoples Republic of China (“PRC”). Aoxin Automobile is a wholly-owned subsidiary of Dongfeng Motors Corporation (“Dongfeng Motor”) which is one of the largest automobile manufacturers in China, producing over 3.76 million cars and trucks in 2012. Aoxin Automobile was funded by Dongfeng Motors to develop and manufacture a lightweight, super-efficient, carbon fiber e-Go EV electric car (“e-Go EV”).

The e-Go EV is a unique concept electric vehicle. It will be the only production line electric vehicle with a carbon fiber body manufactured by a new process that uses robotics to produce parts, which significantly reduces the production time and cost of carbon fiber components. The carbon fiber composite material is five times stronger than steel, and one third the weight.

In accordance with the exclusive license agreement signed with Aoxin, in order to maintain exclusive rights for the United States (US), the Company is required to purchase and sell certain amount of e-Go EV model vehicles per year for a certain period of time starting from the completion of the requirements established by the United States Department of Transportation’s protocols for the e-Go EV model. The required amount of vehicles that the company needs to sell per year are as follows: Year one-2,000 vehicles; Year 2-6,000 vehicles; Year 3-12,000 vehicles; Year 4-24,000 vehicles and Year 5-48,000 vehicles.

The exclusive license contract between 2050 Motors and Aoxin Automobile requires that 2050 Motors complete US crash testing according to US Department of Transportation (“DOT”) safety standards. 2050 Motors has entered into negotiations with Calspan Corporation (‘Calspan”). Calspan is committed to the evolution of safety in the air and on the ground, and has assisted in developing new aircraft; training world-class test pilots; performing ground-breaking automobile accident research; and contributing to safety innovations on the ground and in the air over its 70-year history. Calspan has performed over 40,000 sled test operations for aircraft and 2,500 full-scale crash tests conducted on behalf of the DOT. It’s important to note that one of the three demonstration vehicles that will be shipped to the United States by June 2014 will be used to evaluate this overlap crash test at Calspan’s facilities during the summer of 2014. This will be a definitive evaluation of the effectiveness of the design modifications incorporated into the e-Go EV vehicle. There is no assurance that the e-Go EV will pass this crash test in June 2014 or at any other time.

2050 Motors intends to eventually crash test eight (8) e-Go EV vehicles by the end of 2014. However, before this is done, design of the airbags must also be completed by Aoxin Automobile. Aoxin is currently designing an airbag system for the e-Go EV however 2050 Motors cannot predict at this time whether the airbag system will suffice for the US market and/or may require additional airbags for successful crash testing. In addition, Aoxin has stated that the e-Go EV will be equipped with DOT approved parts and equipment; these are, windshield, tires, breaking system, etc. 2050 Motors does not know at the present time if all the equipment on the e-Go EV will be DOT compliant, and 2050 Motors may or may not have to re-equip the parts, if any, either in China or the United States.

During the year 2013, both the engineers in the United States and in China collaborated on many aspects of the e-Go EV to meet or surpass the US standards. These modifications have been incorporated into the e-Go EV. One of these modifications was to specifically address a new crash test which is not yet required in the United States. This test, created by the leading insurance industry group IIHS, is called the overlap test which insurance companies are trying to adopt into the standard automobile crash test program. The crash test consists of a vehicle to be submitted under new safety standards for front-end collisions in which 25% of the front end, on the driver’s side, strikes a 5-foot-tall barrier at 40 mph. The overlap test has proven to be very difficult for present automobiles on the road to pass. In fact, thirteen automobiles produced by the top end manufacturers such as Mercedes, Audi, etc., have either failed or done very poorly in this crash test sequence.

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2050 Motors intends to import all vehicles completely fabricated and assembled in China from Aoxin Automobile. 2050 Motors will market the e-Go EV vehicles in designated markets and is not expected to need any raw materials, components or equipment, except spare parts which will be supplied by Aoxin Automobile. However, the e-Go EV and all of its parts and equipment must be DOT approved. After the demonstration vehicles are delivered to the USA, some of the existing parts of the e-Go EV may or may not meet DOT specifications. Aoxin Automobile has made every effort to build the e-Go EV according to American standards. However, there is no certainty that all the parts will be DOT approved. 2050 Motors may elect to secure replacement parts here in the USA or in China for installation either in the United States or in China, if required.

2050 Motors intends to initially sell the e-Go EV to a network of customers primarily in the Las Vegas, Nevada area. 2050 Motors plans to establish a service and parts center, which would be separate from the Showroom. The Showroom facility will be at an area with high volume of people in Las Vegas, were visitors to the city can directly view the e-Go EV. 2050 Motors may also elect to sell the e-Go EV at selected distributors in the Las Vegas Area, which have already provided letters of interest to sell our vehicles. 2050 Motors’ initial plan is not to sell the vehicle outside of the Las Vegas vicinity, consisting of an area within a radius of 100 miles. This is the Company’s current marketing plan in order to effectively market to and support people that work in Las Vegas and/or live in Las Vegas, which in Las Vegas metro area the population equals 1.9 million.

2050 Motors is a development stage company with no operating history and may never be able to carry out our business plan or achieve any revenues or profitability. 2050 Motors was established in October 2012 and it has not generated any revenues nor have we realized a profit from our operations to date, and there is little likelihood that we will generate any revenues or realize any profits in the short term. Any profitability in the future from its business will be dependent upon the successful marketing and sales of the e-Go EV. 2050 Motors may not be able to successfully carry out its business plan. There can be no assurance that it will ever achieve any revenues or profitability. Accordingly, its prospects must be considered in light of the risks, expenses, and difficulties frequently encountered in establishing a new business, especially one in the automobile industry, and therefore it is a highly speculative venture involving significant financial risk.

We are completely dependent on Aoxin Automobile to supply us with the e-Go EV and other trucks and automobiles and parts and components thereto. The inability of Aoxin Automobile to continue to deliver, or their refusal to deliver such vehicles and parts at prices and volumes acceptable to us would have a material adverse effect on our business, prospects and operating results. Changes in business conditions, global financial instability, wars, governmental changes, and other factors beyond our control or which we do not presently anticipate, could also affect Aoxin Automobile’s ability to deliver vehicles and/or parts on a timely basis and cause material adverse consequences to 2050 Motors.

2050 Motors has signed an exclusive Agreement with Aoxin Automobile for the sale of these vehicles in the United States in Phase I. Phase II will involve assembly of these vehicles in the United States, creating hundreds of American jobs. Phase III, assembly and manufacturing of the complete vehicle in the United States, creating upwards to a thousand US jobs for each manufacturing facility.

Research by Aoxin Automobile over the past five years developed this advanced all-electric vehicle. The e-Go EV is a five passenger sedan which weighs only 1,400 lbs with its battery pack included. It will be the first vehicle of this advanced type to be sold for distribution at a price of less than $35,000.

The body components are built out of carbon fiber which is five times stronger than steel and one third its weight constructed over a strong ultralight aluminum frame chassis and race car suspension. This ensures that the vehicle will be the safest and strongest ever built for the consumer market. It will also be the most efficient vehicle ever built, capable of achieving 200+ miles to the gallon energy equivalent.

Aoxin Automobile is owned by Dongfeng Motor, one of the largest automobile and truck manufacturers in China, who in 2012 built 3.76 million vehicles for domestic and international sales. Aoxin Automobile is also partially owned by the CITIC Group, one of the largest investment groups in China which conglomerates many industries including both a financial and large comprehensive multinational groups.

Employees

We employ 2 full-time personnel. We utilize various independent contractors for marketing, design, research, legal and accounting services. None of our employees are the subject of any collective bargaining agreement with us. We believe that our relationship with our employees is good.

Description of Property

We lease approximately 2,000 square feet of office space for $2,400 per month in Summerlin, near Las Vegas, Nevada on a lease expiring on December 15, 2015. On January 1, 2014, we sublet 1,400 square feet of office space in Los Angeles, California from two of our shareholders, on a month to month lease for $1,900 per month. On March 1, 2014, we signed a three year lease for 4,000 square feet of industrial space in Las Vegas, Nevada at a cost of $2,200 per month. We believe that these facilities are suitable for our needs for the foreseeable future.

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Legal Proceedings

The Company presently is not a party to, nor is management aware of, any pending, legal proceedings.

Available Information

We are a fully reporting issuer, subject to the Securities Exchange Act of 1934. Our Quarterly Reports, Annual Reports, and other filings can be obtained from the SEC’s Public Reference Room at 100 F Street, NE., Washington, DC 20549, on official business days during the hours of 10 a.m. to 3 p.m. You may also obtain information on the operation of the Public Reference Room by calling the Commission at 1-800-SEC-0330. The Commission maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the Commission at http://www.sec.gov. Our internet website address is http://www.2050motors.com.

Risk Factors Affecting Future Operating Results

As the business of 2050 Motors will now become the primary business of the Company, the following risk factors relate to 2050 Motors and its business.

2050 Motors is a development company with limited operating history which makes the evaluation of its future business prospects difficult.

You should consider, among other factors, our prospects for success in light of the risks and uncertainties encountered by companies that, like us, have a limited operating history. We may not successfully address these risks and uncertainties or successfully market our proposed new products. If we fail to do so, it could materially harm our business and impair the value of our common stock. Even if we accomplish these objectives, we may not generate the positive cash flows or profits we anticipate in the future. 2050 Motors, which is our only operating business, was incorporated in Nevada on November 12, 2012 and has generated no revenue to date. Since its inception it principal activities has been the design of its business plan and the development, with third parties, of a new and improved electric vehicle. Unanticipated problems, expenses and delays are frequently encountered in establishing and developing new products, especially in the automobile industry. These include, but are not limited to, inadequate funding, lack of consumer acceptance, competition, product development, and inadequate sales and marketing. The failure by us to meet any of these conditions would have a materially adverse effect upon us and may force us to reduce or curtail operations. No assurance can be given that we can or will ever operate profitably.

If we are unable to meet our future capital needs, we may be required to reduce or curtail operations.

To date, we have relied on funding from investors and our officers and directors to fund operations. To date, we have not generated any revenue and have extremely limited cash liquidity and capital resources. Our future capital requirements will depend on many factors, including our ability to market our products successfully, cash flow from operations, and our ability to obtain financing in the capital markets. Our business plan requires additional funding beyond our anticipated cash flow from operations. Consequently, although we currently have no specific plans or arrangements for financing, we intend to raise funds through private placements, public offerings or other financings. Any equity financings would result in dilution to our then-existing stockholders. Sources of debt financing may result in higher interest expense and may expose the Company to liquidity problems. Any financing, if available, may be on unfavorable terms. If adequate funds are not obtained, we may be required to reduce or curtail operations. We anticipate that our existing capital resources will be adequate to satisfy our operating expenses and capital requirements for approximately 6 months. However, this estimate of expenses and capital requirements may prove to be inaccurate.

Our business will depend on certain key 2050 Motors personnel, the loss of which would adversely affect our chances of success.

2050 Motors’ success depends to a significant extent upon the continued service of its senior management, key executives and consultants. We do not have “key person” life insurance policies on or any employment agreement with any of our officers or other employees. The loss of the services of any of the key members of senior management, other key personnel or consultants, or our inability to retain high quality subcontractor and mining personnel may have a material adverse effect on our business and operating results.

Our future growth is dependent upon consumers’ willingness to adopt electric vehicles.

Our growth is highly dependent upon the adoption by consumers of, and we are subject to an elevated risk of any reduced demand for, alternative fuel vehicles, generally, and electric vehicles in particular. If consumers do not adopt electric vehicles, our business, prospects, financial condition and operating results will be harmed. The market for alternative fuel vehicles is relatively new, rapidly evolving, characterized by rapidly changing technologies, price competition, additional competitors, evolving government regulation and industry standards, frequent new vehicle announcements and changing consumer demands and behaviors. Developments in alternative technologies or improvements in the internal combustion engine may materially adversely affect the demand for our electric vehicles. Significant developments in alternative technologies, such as advanced diesel, ethanol, fuel cells or compressed natural gas, or improvements in the fuel economy of the internal combustion engine, may materially and adversely affect our business and prospects in ways we cannot anticipate. Any failure by us and our manufacturer to develop new or enhanced technologies or processes, or to react to changes in existing technologies, could materially delay our development and introduction of new and enhanced electric vehicles, which could result in the loss of competitiveness of our vehicles, decreased revenue and a loss of market share to competitors.

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The automotive market is highly competitive, and we may not be successful in competing in this industry. We currently face competition from established competitors and expect to face competition from others in the future.

The worldwide automotive market, particularly for alternative fuel vehicles, is highly competitive today and we expect it will become even more so in the future. At December 31, 2009, no other mass produced performance highway capable electric vehicles were being sold in the United States or Europe. At December 31, 2013, just four years later, there are many companies selling mass produced electric vehicles. We expect more competitors to enter these markets within the next several years and as they do so we expect greater significant competition.

Almost all of our current and potential competitors have significantly greater financial, manufacturing, marketing and other resources than we do and may be able to devote greater resources to the design, development, manufacturing, distribution, promotion, sale and support of their products. Virtually all of our competitors have more extensive customer bases and broader customer and industry relationships than we do. In addition, almost all of these companies have longer operating histories and greater name recognition than we do. Our competitors may be in a stronger position to respond quickly to new technologies and may be able to design, develop, market and sell their products more effectively.

Furthermore, certain large manufacturers offer financing and leasing options on their vehicles and also have the ability to market vehicles at a substantial discount, provided that the vehicles are financed through their affiliated financing company. We do not currently offer discounts or leasing options on our vehicles, which may put our vehicles at a competitive disadvantage.

If our vehicles fail to perform as expected, our ability to develop, market and sell our electric vehicles could be harmed.

Our vehicles may contain defects in design and manufacture that may cause them not to perform as expected or that may require repair. There can be no assurance that we will be able to detect and fix any defects in the vehicles prior to their sale to consumers. Any product defects or any other failure of our performance electric vehicles to perform as expected could harm our reputation and result in adverse publicity, lost revenue, delivery delays, product recalls, product liability claims, harm to our brand and reputation, and significant warranty and other expenses, and could have a material adverse impact on our business, financial condition, operating results and prospects.

If we are unable to address the service requirements of our existing and future customers our business will be materially and adversely affected.

If we are unable to successfully address the service requirements of our existing and future customers our business and prospects will be materially and adversely affected. In addition, we anticipate the level and quality of the service that we will provide our customers will have a direct impact on the success of our vehicles. If we are unable to satisfactorily service our customers, our ability to generate customer loyalty, grow our business and sell additional electric vehicles would be greatly impaired.

Although we have many years of experience working with electric vehicles, we have no direct experience servicing the e-G0 EV vehicles. Aoxin has not yet begun production of our automobiles. We expect to receive three demonstration electric vehicles from Aoxin in the late summer of 2014 and production models in the summer of 2015. Servicing electric vehicles is different than servicing vehicles with internal combustion engines and requires specialized skills, including high voltage training and servicing techniques.

We plan to service our performance electric vehicles through our company-owned stores. As of the date hereof, we have only one company owned store located in Las Vegas, Nevada. As we grow, we will need to open additional stores with service capabilities, as well as hire and train significant numbers of new employees to staff these centers. There can be no assurance that these service arrangements will adequately address the service requirements of our customers to their satisfaction, or that we will have sufficient resources to meet these service requirement in a timely manner as the volume of vehicles we are able to deliver annually increases.

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We are dependent upon our relationship with Aoxin Automobile for the manufacturing of the e-Go EV automobile.

In July 2013, we entered into a distribution agreement with Aoxin Automobile pursuant to which Aoxin Automobile agreed to assist with the design and manufacture of the e-Go EV automobile. Pursuant to the distribution agreement with Aoxion, in order to maintain our exclusive distribution rights, we are obligated to purchase a minimum of 2,000 fully assembled automobiles in the first year, which doubles each year thereafter until year five when the minimum purchase is 48,000 automobiles. If we are unable to meet this volume requirement, our exclusive distribution rights revert to non-exclusive rights. Additionally, because we are dependent upon our relationship with Aoxin for the manufacturing of the e-Go EV automobile, our business depends on Aoxin continuing to operate as a viable and solvent entity and to continue to produce the e-Go EV vehicles pursuant to our agreement. Any delay or discontinuance by Aoxin of delivery of the e-Go EV vehicles and or failure by Aoxion to produce the vehicles in accordance with quality standards would have a material adverse effect on our business, prospects, operating results and financial condition.

The unavailability, reduction or elimination of government and economic incentives could have a material adverse effect on our business, financial condition, operating results and prospects.

Any reduction, elimination or discriminatory application of government subsidies and economic incentives because of policy changes, the reduced need for such subsidies and incentives due to the perceived success of the electric vehicle, fiscal tightening or other reasons may result in the diminished competitiveness of the alternative fuel vehicle industry generally or our electric vehicles in particular. This could materially and adversely affect the growth of the alternative fuel automobile markets and our business, prospects, financial condition and operating results. Our growth depends in part on the availability and amounts of government subsidies and economic incentives for alternative fuel vehicles generally and performance electric vehicles specifically. In addition, certain regulations that encourage sales of electric cars could be reduced, eliminated or applied in a way that creates an adverse effect against our vehicles, either currently or at any time in the future.

2050 Motors stockholders will be able to control the Company.

As a result of the Reorganization, the initial stockholders of 2050 Motors were issued common stock of the Company representing 82% of the Company’s outstanding common stock. Accordingly, Mr. Hu and other former 2050 Motors stockholders will have the ability to control the affairs of the Company for the foreseeable future.

Inadequate market liquidity may make it difficult to sell our stock.

There is currently a limited public market for our common stock, but we can give no assurance that there will always be such a market. Only a limited number of shares of our common stock are actively traded in the public market and we cannot give assurance that the market for our stock will develop sufficiently to create significant market liquidity and stable market prices. An investor may find it difficult or impossible to sell shares of our common stock in the public market because of the limited number of potential buyers at any time or because of fluctuations in our market price. In addition, the shares of our common stock are not eligible as a margin security and lending institutions may not accept our common stock as collateral for a loan.

We have not paid dividends in the past and do not expect to pay dividends in the future. Any return on investment may be limited to the value of our common stock.

We have never paid cash dividends on our common stock and do not anticipate doing so in the foreseeable future. The payment of dividends on our common stock will depend on earnings, financial condition and other business and economic factors affecting us at such time as our board of directors may consider relevant. If we do not pay dividends, our common stock may be less valuable because a return on your investment will only occur if our stock price appreciates.

There is a limited trading market for our common stock and if a market for our common stock does not further develop, our investors may be unable to sell their shares in a timely manner.

Although we are trading on the OTC Bulletin Board under the symbol “ZEGG” (which will be changed to “ETFM” within the next two weeks), there is currently no active trading market for our common stock and such a market may not develop or be sustained. If an active trading market is established for our common stock, the market price of our common stock may be significantly affected by factors such as actual or anticipated fluctuations in our operating results, general market conditions and other factors. In addition, the stock market has from time to time experienced significant price and volume fluctuations that have particularly affected the market prices of the shares of companies like 2050 Motors, which may adversely affect the market price of our common stock in a material manner.

The regulation of “Penny” stocks by the SEC and FINRA may discourage the tradability of our common stock.

We are a “penny stock” company. Our securities are subject to a Securities and Exchange Commission rule that imposes special sales practice requirements upon broker-dealers who sell such securities to persons other than established customers or accredited investors. For purposes of the rule, the phrase “accredited investors” means, in general terms, institutions with assets in excess of $5,000,000, or individuals having a net worth in excess of $1,000,000 or having an annual income that exceeds $200,000 (or that, when combined with a spouse’s income, exceeds $300,000). For transactions covered by the rule, the broker-dealer must make a special suitability determination for the purchaser and receive the purchaser’s written agreement to the transaction prior to the sale. Effectively, this discourages broker-dealers from executing trades in penny stocks. Consequently, the rule will affect the ability of purchasers in this offering to sell their securities in any market that might develop therefore because it imposes additional regulatory burdens on penny stock transactions.

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In addition, the Securities and Exchange Commission has adopted a number of rules to regulate “penny stocks”. Such rules include Rules 3a51-1, 15g-1, 15g-2, 15g-3, 15g-4, 15g-5, 15g-6, 15g-7, and 15g-9 under the Securities and Exchange Act of 1934, as amended. Because our securities constitute “penny stocks” within the meaning of the rules, the rules would apply to us and to our securities. The rules will further affect the ability of owners of shares to sell our securities in any market that might develop for them because it imposes additional regulatory burdens on penny stock transactions.

Shareholders should be aware that, according to Securities and Exchange Commission, the market for penny stocks has suffered in recent years from patterns of fraud and abuse. Such patterns include (i) control of the market for the security by one or a few broker-dealers that are often related to the promoter or issuer; (ii) manipulation of prices through prearranged matching of purchases and sales and false and misleading press releases; (iii) “boiler room” practices involving high-pressure sales tactics and unrealistic price projections by inexperienced sales persons; (iv) excessive and undisclosed bid-ask differentials and markups by selling broker-dealers; and (v) the wholesale dumping of the same securities by promoters and broker-dealers after prices have been manipulated to a desired consequent shareholder losses. Our management is aware of the abuses that have occurred historically in the penny stock market.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

The Company has not included a discussion and analysis of its financial condition and results of operation as management believes a discussion of the Company’s past operations would not be indicative of its new line of business resulting from the above referenced Reorganization. The Company’s new wholly-owned subsidiary, which is its operating company, has been in existence for a short period of time and has not generated any revenues and has conducted only limited research, development and marketing operations to date.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of the closing of the acquisition of 2050 Motors, certain information with respect to the Company’s equity securities owned of record or beneficially by (i) each Officer and Director of the Company; (ii) each person who owns beneficially more than five percent (5%) of each class of the Company’s outstanding equity securities; and (iii) all Directors and Executive Officers as a group.

Title of Class	Name and Address of Beneficial Owner (2)	Amount and Nature of Beneficial Ownership	Percent of Class (1)

Common Stock	Michael Hu, Pres., CFO & Dir.	9,060,000	29.65%

Common Stock	Bernd Schaefers, Sec. & Dir	1,250,000	4.10%

Common Stock	Mark R. Edwards, Ph.D., Dir.	25,000	.08%

Common Stock	All Directors and Officers as a Group (3 persons)	10,335,000	33.83%

(1)	Unless otherwise indicated, based on 30,557,929 shares of common stock issued and outstanding following the acquisition of 2050 Motors. Shares of common stock subject to options or warrants currently exercisable or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage of the person holding such options or warrants, but are not deemed outstanding for the purposes of computing the percentage of any other person.

(2)	Unless indicated otherwise, the address of the shareholder is c/o 2050 Motors, Inc., 3420 Bunkerhill Dr., Las Vegas, NV 89032.

We are not aware of any person who owns of record, or is known to own beneficially, ten percent or more of the outstanding securities of any class of the issuer, other than as set forth above. There are no classes of stock other than common stock issued or outstanding.

There are no current arrangements which will result in a change in control.

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OFFICERS AND DIRECTORS

The following table sets forth the names and ages of the current directors and executive officers of the Company, the principal offices and positions with the Company held by each person and the date such person became a director or executive officer of the Company. The executive officers of the Company are elected annually by the Board of Directors. The directors serve one-year terms until their successors are elected. The executive officers serve terms of one year or until their death, resignation or removal by the Board of Directors. There are no family relationships among any of the officers and directors.

Name	Age	Position(s)

Michael Hu	61	President, Chief Financial Officer and Director

Bernd Schaefers	72	Secretary and Director

Mark R. Edwards, Ph.D.	66	Director

Michael Hu was born in China. Michael received advanced educational classes and upon release he achieved a Degree in Metallurgical Engineering from Tongji University in Shanghai, China. Mr. Hu traveled to the United States in 1986 to continue his education and became a US citizen in 2000. Michael has devoted his adult life to increasing friendly relationships between the United States and China. He has concentrated categorically on projects that are Earth friendly to create a better environment for the world. In the 1990s, he assisted and invested in a photo-voltaic cell manufacturing facility that today produces the most advanced flexible photo-voltaic cells in the world with manufacturing facilities both in the United States and China. See http://www.xunlight.com.

Mr. Hu has been instrumental in developing advanced lubrication products to increase the efficiency of all types of machinery. Michael coordinated an Agreement in the late 1990s to export American made lubricants to China and also coordinated a business to import electric bicycles to the United States during this period. During the past 15 years, Michael has concentrated his experience, expertise and associations in China and other countries to promote technologies for environmental purposes. Michael generously donates his time and efforts to this end for several companies with no compensation. Some of his efforts in the late 1990s and 2000s have led to the development of advanced lubrication for the US military. During the past 5 years, Mr. Hu has devoted much of his time to advanced electric vehicles designed and manufactured in Italy and China. Michael formed 2050 Motors, Inc., a company to import to the United States the most advanced automobile ever built, with a complete carbon fiber body assembled over an aluminum space age frame. The car is all-electric and powered by advanced lithium ion batteries.

Bernd Schaefers is a veteran self-made businessman with over 40 years of work in the media industry, thereof over 20 years in the advertising and marketing sector. Mr. Schaefers founded one of the most successful advertising production companies, Interteam Productions, in the 1970s with offices in Germany, Switzerland, France and Brazil. His client list included Lufthansa, Shell Oil, Polaroid, Reynolds, Audi and Volkswagen. He worked directly with Ferdinand Piech, now Chairman of Volkswagen, on the launch of the ‘Audi 5000’ in the United States. Mr. Schaefers was for many years co-owner of the largest movie production and distribution companies in Germany, ‘Constantin Films’, with internationally successful movies like “The Never-Ending Story”, an all-time children favorite, “The Name of the Rose”, with Sean Connery, the James Bond movie “Never Say Never Again”, also with Sean Connery, as the German distribution and financing partner, among many other movies. In parallel, Bernd Schaefers has over 30 years of involvement in renewable energy. Bernd has funded Research and Development projects with Idaho National Laboratories (INL) for CO2 recycling, catalytic conversion of syn-gas to higher alcohols and natural gas liquefaction technologies. Mr. Schaefers has for many years been involved in the commercialization of algae production and has provided matching funds for Cal Poly’s ‘Micro-Algae Photo- Bioreactor’ program with Prof. Ilhamil Yildiz in San Luis Obispo. Mr. Schaefers was a founding member of the 110 MMGY ‘American Ethanol’ plant in Santa Maria, California, and initiator of the electrification of agricultural machinery and the creation of ‘Emission Reduction Credits’ in Santa Barbara County, California. For the past six (6) years, Bernd Schaefers has been working closely with national and international companies in developing and investing in the DHA Omega-3 Algae Oil Health Products and Alternative Fuel Algae Oil. Mr. Schaefers traveled to Siberian Russia in early 2012 to assess technology for producing fuel from recycled materials and are now engaged in developing a pyrolysis business extracting oil from over 60 million used automobile tires utilizing Russian technology in the State of Kansas. They intend to expand the operations to include algae sequestration of CO2.

Mark R. Edwards, Ph.D. is a Professor of Strategic Marketing and Sustainability at the Morrison School of Agribusiness and Resource Management, Arizona State University Polytechnic. Mark graduated from the U.S. Naval Academy with a BS in mechanical engineering, oceanography and meteorology. He earned an MBA and PhD in marketing and consumer behavior and has taught strategic marketing, sustainability, leadership and entrepreneurship at Arizona State University since 1978. Mark has published over 100 articles that span business and science disciplines, as well as· 24 books. His industrial experience includes service as a Director for The Greyhound/Armour Corporation, then 27th among the Fortune 500. He also served as marketing director for the Pritikin Longevity Research Institute, where he helped develop the Pritikin diet and lifestyle Program and the Pritikin line of diet and nutritional foods. He also served as marketing director for several hospital lifestyle programs.

9

Mr. Edwards’ teaching has focused on adding value through sustainability, marketing, customer relationships, organizational leadership and entrepreneurship. His recent work focuses on resolving world hunger and sustainable energy with green solutions. He has taught several interdisciplinary courses in engineering, psychology and sustainable world future. He is well known internationally as an executive trainer, author and innovator of metrics that help people to learn and develop faster, to take actions to improve performance and to grow human capital. His unusual measurement innovations appear in numerous college text books on marketing, management, leadership, talent assessment and executive development as well as Business Week, The Wall Street Journal, Forbes, Financial Times and Fortune Magazine.

Mr. Edwards’ award winning Green Algae Strategy Series focuses on sustainable and affordable food and energy, (SAFE) production. His books are used in colleges, universities and institutes in over 26 countries for courses in biology, botany, biotechnology, environment, sustainability, energy engineering, world future and global hunger. Green Algae Strategy won the 2009 Independent Publisher Gold Medal for “Best Science Book.” Mr. Edwards believes the message of SAFE production is so important that he enables free color PDF downloads of his books for students, faculty and food and energy policy leaders at www.AlgaeCompetition.com. His books are also available on Amazon.com and other retailers.

Term of Office

Our directors are appointed for a one-year term to hold office until the next annual general meeting of our shareholders or until removed from office in accordance with our bylaws. Our officers are appointed by our board of directors and hold office until removed by the board.

All officers and directors listed above will remain in office until the next annual meeting of our stockholders, and until their successors have been duly elected and qualified. There are no agreements with respect to the election of Directors. We have not compensated our Directors for service on our Board of Directors, any committee thereof, or reimbursed for expenses incurred for attendance at meetings of our Board of Directors and/or any committee of our Board of Directors. Officers are appointed annually by our Board of Directors and each Executive Officer serves at the discretion of our Board of Directors. We do not have any standing committees. Our Board of Directors may in the future determine to pay Directors’ fees and reimburse Directors for expenses related to their activities.

None of our Officers and/or Directors have filed any bankruptcy petition, been convicted of or been the subject of any criminal proceedings or the subject of any order, judgment or decree involving the violation of any state or federal securities laws within the past five (5) years.

Audit Committee

We do not have a standing audit committee of the Board of Directors. Management has determined not to establish an audit committee at present because of our limited resources and limited operating activities do not warrant the formation of an audit committee or the expense of doing so. We do not have a financial expert serving on the Board of Directors or employed as an officer based on management’s belief that the cost of obtaining the services of a person who meets the criteria for a financial expert under Item 401(e) of Regulation S-B is beyond its limited financial resources and the financial skills of such an expert are simply not required or necessary for us to maintain effective internal controls and procedures for financial reporting in light of the limited scope and simplicity of accounting issues raised in its financial statements at this stage of its development.

Certain Legal Proceedings

No director, nominee for director, or executive officer of the Company has appeared as a party in any legal proceeding, including any bankruptcy actions, material to an evaluation of his ability or integrity during the past ten years.

Code of Ethics

To date, we have not adopted a Code of Ethics applicable to our principal executive officer and principal financial officer because the Company has no meaningful operations. The Company does not believe that a formal written code of ethics is necessary at this time. We expect that the Company will adopt a code of ethics if and when the Company successfully completes a business combination that results in the acquisition of an on-going business and thereby commences operations.

Our directors and officers devote time to our affairs on an “as needed” basis, but less than 10 hours per month. As a result, the actual amount of time that they will devote to our affairs is unknown and is likely to vary substantially from month to month. Our directors will serve until the next annual meeting of shareholders or until their successors are duly elected and have qualified. Officers hold their positions at the pleasure of the board of directors, absent any employment agreement, of which none currently exists or is contemplated. There is no arrangement or understanding between any person pursuant to which any director or officer was or is to be selected as a director or officer, and there is no arrangement, plan or understanding as to whether non-management shareholders will exercise their voting rights to continue to elect directors to our board. There are also no arrangements, agreements or understandings between non-management shareholders that may directly or indirectly participate in or influence the management of our affairs. Our Board of Directors does not have any committees at this time.

10

Section 16 Compliance

Section 16(a) of the Exchange Act requires officers, directors and persons who own more than 10% of a registered class of our equity securities of a company that has a class of common stock registered under the Exchange Act to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish us with copies of all forms filed pursuant to Section 16(a).

Based solely on a review of the copies of such reports furnished to us, we believe that our officers and directors and our principal stockholder who are required to file reports pursuant to Section 16(a) of the Exchange Act complied with all of the Section 16(a) filing requirements applicable to them with respect to the last fiscal year, except that our officers and directors and shareholder failed to file a Form 3 after we registered our common stock under Section 12(g) of the Securities Exchange timely. All of the Form 3’s have now been filed and the Company has taken action to insure that all future Section 16(a) reports are timely filed.

Executive Compensation

None of our directors or executive officers received any cash or non-cash compensation from us during the past three fiscal years or had outstanding equity awards at year end. We have not entered into employment agreements with our executive officers and their compensation, if any, will be determined at the discretion of our Board of Directors.

We do not offer retirement benefit plans to our executive officers, nor have we entered into any contract, agreement, plan or arrangement, whether written or unwritten, that provides for payments to a named executive officer at, or in connection with, the resignation, retirement or other termination of a named executive officer, or a change in control of the company or a change in the named executive officer’s responsibilities following a change in control. We do not have any standard arrangement for compensation of our directors for any services provided as director, including services for committee participation or for special assignments.

The Company does not have a compensation committee. Given the nature of the Company’s business, its limited stockholder base and the current composition of management, the board of directors does not believe that the Company requires a compensation committee at this time.

Market for Registrant’s Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities

Market Information

There has only been limited trading for the Company’s Common Stock over the past ten years. There is no assurance that an active trading market will ever develop or, if such a market does develop, that it will continue. The Securities and Exchange Commission has adopted Rule 15g-9 which establishes the definition of a “penny stock,” for purposes relevant to the Company, as any equity security that has a market price of less than $5.00 per share or with an exercise price of less than $5.00 per share, subject to certain exceptions. For any transaction involving a penny stock, unless exempt, the rules require: (i) that a broker or dealer approve a person’s account for transactions in penny stocks and (ii) the broker or dealer receive from the investor a written agreement to the transaction, setting forth the identity and quantity of the penny stock to be purchased. In order to approve a person’s account for transactions in penny stocks, the broker or dealer must (i) obtain financial information and investment experience and objectives of the person and (ii) make a reasonable determination that the transactions in penny stocks are suitable for that person and that person has sufficient knowledge and experience in financial matters to be capable of evaluating the risks of transactions in penny stocks. The broker or dealer must also deliver, prior to any transaction in a penny stock, a disclosure schedule prepared by the Commission relating to the penny stock market, which, in highlight form, (i) sets forth the basis on which the broker or dealer made the suitability determination and (ii) that the broker or dealer received a signed, written agreement from the investor prior to the transaction. Disclosure also has to be made about the risks of investing in penny stocks in both public offerings and in secondary trading, and about commissions payable to both the broker-dealer and the registered representative, current quotations for the securities and the rights and remedies available to an investor in cases of fraud in penny stock transactions. Finally, monthly statements have to be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stocks.

Holders

There are approximately 305 holders of the Company’s Common Stock.

Dividends

The Company has not paid any dividends to date, and has no plans to do so in the immediate future.

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Securities Authorized under Equity Compensation Plans

We do not have any equity compensation plans.

Shares Available for Future Sale

All outstanding shares of our common stock are “restricted securities,” as that term is defined under Rule 144 promulgated under the Securities Act, because they were issued in a private transaction not involving a public offering. Accordingly, none of the outstanding shares of our common stock may be resold, transferred, pledged as collateral or otherwise disposed of unless such transaction is registered under the Securities Act or an exemption from registration is available. In connection with any transfer of shares of our common stock other than pursuant to an effective registration statement under the Securities Act, the Company may require the holder to provide to the Company an opinion of counsel to the effect that such transfer does not require registration of such transferred shares under the Securities Act.

Rule 144 is not available for the resale of securities initially issued by companies that are, or previously were, shell companies, like us, unless the following conditions are met:

●	the issuer of the securities that was formerly a shell company has ceased to be a shell company;

●	the issuer of the securities is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act;

●	the issuer of the securities has filed all Exchange Act reports and material required to be filed, as applicable, during the preceding 12 months (or such shorter period that the issuer was required to file such reports and materials), other than Current Reports on Form 8-K; and

●	at least one year has elapsed from the time that the issuer filed current comprehensive disclosure with the SEC reflecting its status as an entity that is not a shell company.

In view of the above, shareholders may utilize Rule 144 for the sale of their shares one year after the date hereof, assuming all of the other requirements set forth above are met.

Repurchases of Equity Securities

None.

Recent Sales of Unregistered Securities

See “Item 3.02 Unregistered Sales of Equity Securities” below.

Certain Relationships and Related Transactions, and Director Independence

Related Party Transactions

The following information summarizes transactions we have either engaged in for the past three fiscal years, or propose to engage in, involving our executive officers, directors, more than 5% shareholders, or immediate family members of these persons. These transactions were negotiated between related parties without “arms length” bargaining and, as a result, the terms of these transactions may be different than transactions negotiated between unrelated persons.

We have utilized the mailing address of Alfred E. Booth, Jr., our former President from January, 2012, to the date hereof, at no cost.

On March 28, 2014, we agreed, that after the close of the acquisition of 2050 Motors, to issue 106,000 post-split restricted shares of our common stock to Mr. Booth in exchange for the cancellation of $106,412 owed to Mr. Booth by the Company. As of this date the 106,000 shares have not been issued

Except as set forth above, there have been no related party transactions, or any other transactions or relationships required to be disclosed.

Director Independence

Our Common Stock is not quoted or listed on any national exchange or interdealer quotation system with a requirement that a majority of our board of directors be independent and therefore, the Company is not subject to any director independence requirements. Under NASDAQ Rule 5605(a)(2)(A), a director is not considered to be independent if he or she is also an executive officer or employee of the corporation. Under such definition our three officers and directors would not be considered an independent director.

12

DESCRIPTION OF THE COMPANY’S SECURITIES

Capital Stock

We are authorized by our Articles of Incorporation to issue an aggregate of 101,000,000 shares of capital stock, of which 100,000,000 are shares of common stock, no par value per share (the “Common Stock”) and 1,000,000 are shares of preferred stock, par value $0.001 per share (the “Preferred Stock”). As of the date of this Report, 30,557,929 shares of Common Stock and no shares of Preferred Stock were issued and outstanding.

Common Stock. All outstanding shares of Common Stock are of the same class and have equal rights and attributes. The holders of Common Stock are entitled to one vote per share on all matters submitted to a vote of our shareholders. All shareholders are entitled to share equally in dividends, if any, as may be declared from time to time by the Board of Directors out of funds legally available. In the event of liquidation, the holders of Common Stock are entitled to share ratably in all assets remaining after payment of all liabilities. The shareholders do not have cumulative or preemptive rights.

Preferred Stock. Our Articles of Incorporation authorizes the issuance of up to 1,000,000 shares of Preferred Stock with designations, rights and preferences to be determined from time to time by our Board of Directors. Accordingly, our Board of Directors is empowered, without shareholder approval, to issue Preferred Stock with dividend, liquidation, conversion, voting, or other rights which could adversely affect the voting power or other rights of the holders of the Common Stock. In the event of issuance, the Preferred Stock could be utilized, under certain circumstances, as a method of discouraging, delaying or preventing a change in control. Although we have no present intention to issue any shares of our authorized Preferred Stock, there can be no assurance that we will not do so in the future.

The description of certain matters relating to our securities is a summary and is qualified in its entirety by the provisions of our Articles of Incorporation and By-Laws, copies of which have been filed with the SEC on October 30, 2012, as exhibits to our Form 10.

Options, Warrants and Convertible Notes. As of May 2, 2014, there were no outstanding options or warrants to purchase, nor any securities convertible into, our common shares. Additionally, there are no shares which could be sold pursuant to Rule 144 of the Securities Act or which we have agreed to register pursuant to the Securities Act for sale by security holders. Further, there are no common shares being, or proposed to be, publicly offered by us.

Transfer Agent

Our transfer agent is Signature Stock Transfer, Inc. located in Plano, Texas.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

On January 30, 2014, we entered into an Agreement and Plan of Reorganization (the “Reorganization”) by and among Zegarelli, 2050 Motors and Certain Shareholders of 2050 Motors. On May 2, 2014, the transactions contemplated by the Reorganization closed (the “Closing”). Pursuant to the Reorganization the shareholders representing 100% of 2050 Motors issued and outstanding shares of common stock exchanged their shares for 24,994,670 shares of our post split common stock. The issuances were exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, and each of the investors was either accredited or sophisticated and familiar with our operations.

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT

On May 2, 2014, in accordance with the Reorganization the shareholders of 2050 became the owners of approximately 82% of the issued and outstanding common stock of the Company. As a result of the Reorganization, we acquired the operations and assets of 2050 Motors as described herein.

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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On May 2, 2014, in connection with the Reorganization Michael Hu became a member of our Board of Directors, President and Chief Financial Officer His biographical information is included above. In addition, also on May 2, 2014, and in connection with the Reorganization, Bernd Schaefers became a director and Secretary and Mark R. Edwards, Ph.D. became a director. Both of their biographical information is include above.

Upon the appointment of the three new directors, Mr. Alfred E. Booth, Jr, resigned as a director and officer of the Company and Ms. Zegarelli and Ms. Booth also resigned as directors and/or officers of the Company.

ITEM 5.03 AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

In connection with the transactions described above, effective on May 2, 2014, Amendments to our Articles of Incorporation changing our name to 2050 Motors, Inc., effectuating a 1-for-4 reverse stock split and increasing our authorized common stock form 25,000,000 shares to 100,000,000 shares.

ITEM 7.01 REGULATION FD DISCLOSURE

On May 5, 2014, we issued a press release announcing the closing of the transaction for the acquisition of 2050 Motors, Inc. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information furnished under Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any of the Company’s filing under the Securities Act of 1933, as amended, or the Exchange Act, unless the Company specifically incorporates the foregoing information into those documents by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Business Acquired

Included in this Report are the audited financial statements of 2050 Motors, Inc.

(b)	Pro Forma Financial Information

Included in this Report are the pro-forma financial statements for 2050 Motors, Inc.

(c)	Exhibits

Exhibit Number	Description

2.1	Plan and Agreement of Reorganization dated as of January 30, 2014, among the Company, 2050 Motors and the 2050 Motors Shareholders. (1)

23.1	Consent of Farber Hass Hurley LLP

99.1	Press Release of the Company dated May 5, 2014.

(1)	Incorporated by reference from our Current Report on Form 8-K filed with the Commission on January 30, 2014.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

2050 Motors, Inc.

Date: May 8, 2014	By:	/s/ Michael Hu
Michael Hu

15

2050 MOTORS, INC.

(A Development Stage Company)

INDEX TO FINANCIAL STATEMENTS

Report of independent registered public accounting firm	F-2

Balance sheets, December 31, 2013 and 2012	F-3

Statements of operations, for the year ended December 31, 2013, period beginning November 1, 2012 to December 31, 2012, and cumulative from inception (November 1, 2012) To December 31, 2013	F-4

Statements of stockholders’ equity, for the year ended December 31, 2013 and from inception (November 1, 2012) to December 31, 2012	F-5

Statements of cash flows, for the year ended December 31, 2013, period beginning November 1, 2012 to December 31, 2012, and cumulative from inception (November 1, 2012) to December 31, 2013	F-6

Notes to financial statements	F-7

F-1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and

Stockholders of 2050 Motors, Inc.

We have audited the accompanying balance sheets of 2050 Motors, Inc. (a development stage company) as of December 31, 2013 and 2012, and the related statements of income, stockholders’ equity, and cash flows for the year ended December 31, 2013, the period beginning November 1, 2012 (date of inception) to December 31, 2012, and the period from November 1, 2012 (date of inception) to December 2013. 2050 Motors, Inc.’s management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of 2050 Motors, Inc. as of December 31, 2013 and 2012, and the results of its operations and its cash flows for the year ended December 31, 2013, the period beginning November 1, 2012 (date of inception) to December 31, 2012, and the period from November 1, 2012 (date of inception) to December 2013 in conformity with accounting principles generally accepted in the United States of America.

Farber Hass Hurley LLP

Chatsworth, California

May 5, 2014

F-2

2050 Motors, Inc.

(A Development Stage Company)

Balance Sheets

	December 31, 2013	December 31, 2012
Assets

Current assets:
Cash	$261,911	$-
Prepaid expenses	9,100	-

Other assets:
Vehicle deposits	86,000	-
Other deposits	2,400	-
License	50,000	25,000

Total assets	$409,411	$25,000

Liabilities and stockholders’ equity (deficit)

Current Liabilities
Short-term advances	$1,763	$40,996

Stockholders’ equity (deficit)
Common stock; $.001 par value, 40,000,000 shares authorized, 24,965,665 and 19,010,000 shares issued and outstanding as of December 31, 2013 and December 31, 2012, respectively	24,966	19,010
Additional paid-in capital	883,484	171,090
Accumulated deficit	(500,802)	(206,096)

Total stockholders’ equity (deficit)	407,648	(15,996)

Total liabilities and stockholders’ equity (deficit)	$409,411	$25,000

The accompanying notes are an integral part of these financial statements.

F-3

2050 Motors, Inc.

(A Development Stage Company)

Statements of Operations

			Cumulative
			from Inception
	Year Ended	Year Ended	(November 1, 2012) to
	December 31, 2013	December 31, 2012	December 31, 2013

Revenue	$-	$-	$-

Operating expenses:

General and administrative expenses	282,206	218,596	500,802

Net loss from operations	(282,206)	(218,596)	(500,802)

Provision for income taxes	-	-	-

Net loss	$(282,206)	$(218,596)	$(500,802)

Net loss per share, basic and diluted	$(0.01)	$(0.01)

Weighted average common equivalent shares outstanding, basic and diluted	21,091,176	20,260,000

The accompanying notes are an integral part of these financial statements.

F-4

2050 Motors, Inc.

(A Development Stage Company)

Statement of Stockholders’ Equity (Deficit)

From Inception (November 1, 2012) to December 31, 2013

	Common Stock		Additional		Total
	Number	$0.001	paid-in	Accumulated	stockholders’
	of shares	Par value	capital	deficit	equity (deficit)

Balance, November 1, 2012	-	$-	$-	$-	$-

Shares issued for services	20,260,000	20,260	182,340		202,600
Net loss				(218,596)	(218,596)

Balance, December 31, 2012	20,260,000	20,260	182,340	(218,596)	(15,996)

Shares issued for cash	3,302,333	3,302	492,048		495,350
Shares issued for services	1,403,332	1,403	209,097		210,500
Net loss				(282,206)	(282,206)

Balance, December 31, 2013	24,965,665	$24,965	$883,485	$(500,802)	$407,648

The accompanying notes are an integral part of these financial statements.

F-5

2050 Motors, Inc.

(A Development Stage Company)

Statements of Cash Flows

			Cumulative
			from Inception
	Year Ended	Year Ended	(November 1, 2012) to
	December 31, 2013	December 31, 2012	December 31, 2013

Cash flows provided by (used for) operating activities:
Net loss	$(282,206)	$(218,596)	$(500,802)

Adjustments to reconcile net profit to net cash provided by (used for) operating activities:
Issuance of common stock for services	210,500	202,600	413,100

Changes in assets and liabilities:
Increase (decrease) in assets and liabilities:
Deposits	(2,400)	-	(2,400)
Prepaid rent	(9,100)	-	(9,100)

Total adjustment	199,000	202,600	401,600

Net cash used for operating activities	(83,206)	(15,996)	(99,202)

Cash flows provided (used) for investing activities:
Investment in vehicles	(86,000)	-	(86,000)
Investment in license	(25,000)	(25,000)	(50,000)

Net cash used for investing activities	(111,000)	(25,000)	(136,000)

Cash flows provided (used) by financing activities:
Proceeds from stockholder advances	40,067	40,996	81,063
Payments made on stockholder advances	(79,300)	-	(79,300)
Proceeds from issuance of common stocks	495,350	-	495,350

Net cash provided by financing activities	456,117	40,996	497,113

Net increase in cash	261,911	-	261,911
Cash, beginning of year	-	-	-

Cash, end of year	$261,911	$-	$261,911

Supplemental disclosure of cash flow information -

Income tax payment	$-	$-	$-

Interest payment	$-	$-	$-

Issuance of common stock for services and consultants	$210,500	$202,600	$413,100

The accompanying notes are an integral part of these financial statements

F-6

2050 Motors, Inc.

(A Development Stage Company)

Notes To Financial Statements

December 31, 2013 And 2012

1. BUSINESS

2050 Motors, Inc., (the “Company”) is a high-tech development stage company formed to import, market, and sell electric cars manufactured in China. 2050 Motors has entered into an agreement with Jiangsu Aoxin New Energy Automobile Co., Ltd., located in Jiangsu, China (“Aoxin”), for the distribution in the United States of a new electric automobile, known as the e-Go EV.

2. DEVELOPMENT STAGE

The Company is in the development stage, it has not generated any revenues from operations, it has no assurance of any future revenues or its ability to obtain additional capital to fund future acquisitions, or, if such funds might be available, that they will be obtainable on terms satisfactory to the Company.

The Company’s ability to continue in existence is dependent on its ability to develop additional sources of capital, and/or achieve profitable operations, positive cash flows, and the successful distribution of the vehicles in the USA markets. Management’s plan is to aggressively pursue its present business plan. Since inception the Company has funded its operations through the issuance of common stock and related party funding and advances, and will seek additional debt or equity financing as required. However, there can be no assurance that the Company would be successful in raising such additional funds. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

Cash and Cash Equivalents

Cash equivalents consist of highly liquid investments with original maturities of three months or less.

Revenue Recognition

The Company recognizes revenue upon concluding that all of the fundamental criteria for revenue recognition have been met. The criteria are usually met at the time products are shipped. The Company performs ongoing credit evaluations of its customers’ financial condition and records a reserve for sales returns and allowances based on the historical rate of returns on its products.

Research and Development Costs

The Company expenses research and development costs as incurred. Research and development cost amounted to $0 for the year ended December 31, 2013 and the period from November 1, 2012 (date of inception) to December 31, 2012, respectively.

Advertising Costs

Costs incurred for producing and communicating advertising are expensed when incurred and included in selling general and administrative expenses. Advertising expense amounted to $0 for the year ended December 31, 2013 and the period from November 1, 2012 (date of inception) to December 31, 2012, respectively.

Property and Equipment

Property and equipment are stated at cost. Major renewals and improvements are charged to the asset accounts while replacements, maintenance and repairs, which do not improve or extend the lives of the respective assets are expensed. At the time property and equipment are retired or otherwise disposed of, the asset and related accumulated depreciation accounts are relieved of the applicable amounts. Gains or losses from retirements or sales are credited or charged to income. Property and equipment are depreciated over the useful lives of the asset using the straight line method.

F-7

3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Earnings Per Share

Basic earnings per share are computed by dividing earnings available to common stockholders by the weighted average number of outstanding common shares during the period. Diluted earnings per share is computed by dividing net income by the weighted average number of shares outstanding during the period increased to include the number of additional shares of common stock that would have been outstanding if the potentially dilutive securities had been issued. For the year ended December 31, 2013, the period from November 1, 2012 (date of inception) to December 31, 2012, and the period from November 1, 2012 (date of inception) to December 31, 2013, the Company has incurred losses; therefore the effect of any Common Stock equivalent would be anti-dilutive during those periods. There were no warrants, options, or other stock equity outstanding as of December 31, 2013 and 2012.

Impairment of Long-Lived Assets and Assets

The Company reviews long-lived assets to be held and used for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. If the sum of the expected future undiscounted cash flows is less than the carrying amount of the asset, an impairment loss is recorded. No impairment losses were recognized for the year ended December 31, 2013 and the period from November 1, 2012 (date of inception) to December 31, 2012.

Concentration of Credit Risk

Cash and cash equivalents are mainly maintained by one highly qualified institution in the United States. At various times such amounts are in excess of federally insured limits.

Income Taxes

The Company accounts for income taxes in accordance with ASC 740, Income Taxes. This statement requires an asset and liability approach for accounting for income taxes. The accounting principles generally accepted in the United States of America provides accounting and disclosure guidance about positions taken by an entity in its tax returns that might be uncertain.

The accounting principles generally accepted in the United States of America provides accounting and disclosure guidance about positions taken by an organization in its tax returns that might be uncertain. Management has considered its tax positions and believes that all of the positions taken by the Company in its Federal and State tax returns are more likely than not to be sustained upon examination. The Company files income tax returns in the U.S. and various state jurisdictions. The Company is subject to examinations by U.S. Federal and State tax authorities from 2012 (inception) to the present, generally for three years after they are filed.

Foreign Currency Risk

Any significant changes in foreign currency exchange rates may have significant impact on Company’s future financial statements upon fulfilling certain purchase commitments in accordance to the license agreement disclosed in Note 7.

Recent Accounting Pronouncement

On January 1, 2013, the Company adopted the new accounting standard that requires disclosures about offsetting and related arrangements for derivatives, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. The adoption of this accounting standard did not have any impact on the Company’s financial statements.

On January 1, 2013, the Company adopted the new accounting standard that provides the option to evaluate qualitative factors to determine whether a calculated impairment test for indefinite-lived intangible assets is necessary. The adoption of this accounting standard did not have any impact on the Company’s financial statements.

In July 2013, the Financial Accounting Standards Board (“FASB”) issued a new accounting standard that requires an unrecognized tax benefit to be presented as a decrease in a deferred tax asset where a net operating loss, a similar tax loss, or a tax credit carryforward exists and certain criteria are met. The new accounting standard is effective as of January 1, 2014 and is consistent with the Company’s present practice.

Recent Accounting Pronouncement

In February 2013, the FASB issued a new accounting standard that provides guidance for the recognition, measurement, and disclosure of obligations resulting from joint and several liability arrangements. This new accounting standard is effective as of January 1, 2014 and management does not expect this standard to have a material impact on the Company’s financial statements or financial statement disclosures.

Subsequent Events

The Company’s management has evaluated subsequent events for recognition and disclosure through May 5, 2014 which is the date the financial statements were available to be issued.

F-8

4. VEHICLE DEPOSITS

2050 Motors purchased three prototype test models for delivery into the United States. One will undergo an advanced crash test known in the Automobile Safety Industry as the “overlap crash test” designed by the Insurance Institute for Highway Safety. The other two will be used for marketing and sales purposes. Actual production line models are not expected to be deliverable until the fourth quarter of 2014.

The total purchase price for these three vehicles was $86,000. This was paid by 2050 Motors in increments of $25,800 on August 20, 2013 and $60,200 on December 4, 2013.

5. LICENSE AGREEMENT

In 2012 and 2013, the Company made a total payment of $50,000 and signed an exclusive license agreement with Aoxin to import, assemble and manufacture the advanced carbon fiber electric vehicle, the e-Go EV model. The cost of this license agreement has been recognized as a long-term asset and is evaluated, by management, for impairment losses at each reporting period.

6. SHORT-TERM ADVANCES

For the year ended December 31, 2013 and the period from November 1, 2012 (date of inception) to December 31, 2012, a third party advanced funds to the Company for the amount of $40,067 and $40,996, respectively. The advances are due upon demand and bear no interest. As of December 31, 2013 and 2012, the outstanding balance due to this third party was $2,263 and $40,996, respectively.

7. COMMITMENTS AND CONTINGENCIES

In November 2013, the Company signed a new facility lease. The lease term commenced on December 15, 2013 and will expire on December 30, 2015. Rent expense totaling $1,275 and $0 was included in the statements of operations for the year ended December 31, 2013 and the period from November 1, 2012 (date of inception) to December 31, 2012.

Effective January 1, 2014, the Company is subleasing a temporary office facility in California from two shareholders. The monthly lease amount is $1,900 per month. The lease term ends on August 20, 2014.

Effective March 1, 2014, the Company signed a four thousand square feet of industrial space in North Las Vegas. The term of the lease is for three years and cost $2,200 per month.

The minimum aggregate payments due under this lease are as follows:

Years Ending December 31:
2014	$61,600
2015	55,200
2016	33,000
Total minimum lease payments	$149,800

According to the license agreement signed between the Company and Aoxin, in order to maintain exclusive rights for the United States (US), the Company is required to purchase and sell certain amount of e-Go EV model vehicles per year for a certain period of time starting from the completion of the requirements established by the United States Department of Transportation’s protocols for the e-Go EV model. The table below demonstrates the required amount of vehicles that the company needs to sell per year.

First year	2,000
Second year	6,000
Third year	12,000
Fourth year	24,000
Fifth year	48,000
92,000

As part of the license agreement, the Company is committed to pay expenses related to any required airbag testing procedures. The cost of these airbags could be as little as $500,000 or as much as $2 million.

F-9

7. COMMITMENTS AND CONTINGENCIES (Continued)

The Company may from time to time, become a party to various legal proceedings, arising in the ordinary course of business. The Company investigates these claims as they arise. Management does not believe, based on current knowledge, that there were any such claims outstanding as of December 31, 2013 and 2012.

8. EQUITY

On November 11, 2012, the Company issued 20,260,000 shares of Company’s common stock for $0.01 per share to a group of professionals in exchange for their services. As a result of these transactions, for the period ended December 31, 2012, the Company recognized $202,600 compensation expenses under general and administrative expenses in the statement of operations.

Between May 2013 and December 2013, the Company raised $495,350 cash from issuance of 3,302,333 shares of Company’s common stock. The shares were issued at $0.15 per share.

Between June 2013 and December 2013, the Company issued 1,403,332 shares of Company’s common stock to a group of professionals in exchange for their services. The shares were issued at $0.15 per share, for an aggregate compensation expense of $210,500.

9. SUBSEQUENT EVENT

On February 5, 2014, Zegarelli Group International (“Zegarelli”) (OTCBB:ZEGG), announced that it had entered into a Plan and Agreement of Reorganization (the “Acquisition Agreement”) with 2050 Motors, Inc., and certain stockholders of 2050 Motors, Inc. whereby Zegarelli will acquire all of the issued and outstanding shares of 2050 Motors, Inc. common stock in exchange for 24,994,665 shares of Zegarelli common stock, and the 2050 Motors, Inc. stockholders will become the majority owners of Zegarelli. In conjunction with this announcement, Zegarelli will file a Schedule 14F-1 with the U.S. Securities and Exchange Commission (“SEC”) relating to the change in the majority of its board of directors to a group of directors designated by 2050 Motors, Inc. In accordance with the close of the transaction Zegarelli will change its name to 2050 Motors, Inc., and affect a reverse stock split of one for four, reducing its total issued and outstanding shares to 5,562,084 shares prior to the exchange of shares with 2050 Motors, Inc. The transaction was completed on May 2, 2014.

F-10

Zegarelli Group International, Inc. and Subsidiary

Unaudited Pro Forma Condensed Combined Balance Sheet

December 31, 2013

	Zegarelli Group	2050	Pro Forma		Pro Forma
	International, Inc.	Motors, Inc.	Adjustments		Combined
Assets

Current assets:
Cash	$-	$261,911	$-		$261,911
Prepaid Rent	-	9,100			9,100

Total current assets	-	271,011	-		271,011

Other assets:
Vehicle Deposits	-	86,000			86,000
Other Deposits	-	2,400			2,400
License	-	50,000			50,000

Total other assets	-	138,400	-		138,400

Total assets	$-	$409,411	$-		$409,411

Liabilities and stockholders’ equity (deficit)

Current Liabilities
Advance from majority stockholder	$41,486	$-	$(41,486	) (a)	$-
Accrued Expenses	3,657	-	(3,657	) (a)	-
Loans payable to related parties	-	1,763			1,763
Convertible note payable	47,199	-	(47,199	) (a)	-

Total current liabilities	92,342	1,763	(92,342)		1,763

Stockholders’ equity (deficit)
Common stock; no par value	7,436,101	-	92,342	(a)	908,450
			(6,619,993	) (d)
Common stock; $.001 par value	-	24,966	(24,966	) (b)	-
Additional paid-in capital	918,231	883,484	(883,484	) (b)	-
			(918,231	) (c)
Accumulated deficit	(8,446,674)	(500,802)	8,446,674	(c)	(500,802)

Total stockholders’ deficit	(92,342)	407,648	92,342		407,648

Total liabilities and stockholders’ equity (deficit)	$-	$409,411	$0		$409,411

F-11

Zegarelli Group International, Inc. and Subsidiary

Unaudited Pro Forma Condensed Combined Statement of Operations

For the Year Ended December 31, 2013

	Zegarelli Group	2050	Pro Forma		Pro Forma
	International, Inc.	Motors, Inc.	Adjustments		Combined

Operating revenue	$-	$-	$-		$-

Operating expenses:

Administrative expenses	3,908	39,956			43,864
Professional fees	18,750	242,250			261,000

Total operating expenses	22,658	282,206	-		304,864

Net loss from continuing operations	(22,658)	(282,206)	-		(304,864)

Interest expenses	2,832	-			2,832

Income loss before taxes	(25,490)	(282,206)	-		(307,696)

Provision for income taxes	800	-	-		800

Net loss	$(26,290)	$(282,206)	$-		$(308,496)

Net loss per share, basic and diluted					$(0.01)

Weighted average common equivalent shares outstanding, basic and diluted				(e)	30,556,749

F-12

NOTES TO UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS

1. Basis of Pro Forma Presentation

The Unaudited Pro Forma Condensed Combined Financial Statements and explanatory note give effect to the combination of Zegarelli Group International, Inc. (Zegarelli) and 2050 Motors, Inc. (2050). The acquisition was accounted for under the purchase method of accounting.

The unaudited pro forma condensed combined balance sheet at December 31, 2013 gives effect to the acquisition as if it had occurred on December 31, 2013. The unaudited pro forma condensed statement of operations for the year ended December 31, 2013 gives effect to the acquisition as if it had occurred on January 1, 2013.

The unaudited pro forma condensed combined financial statements are based on the historical financial statements of Zegarelli and 2050 after giving the effect to the acquisition, as well as the assumptions and adjustments described in the accompanying notes to the unaudited pro forma condensed combined financial statements. The unaudited pro forma condensed combined financial statements are not intended to represent or be indicative of the consolidated results of operations or financial position of the Company that would have been reported had the acquisition been completed as of the dates presented, and should not be taken as representative of the future consolidated results of operations or financial position of the Company. This information should be read in conjunction with the accompanying notes to the unaudited pro forma condensed combined financial statements, the historical consolidated financial statements and accompanying notes of Zegarelli’s annual report filed on Form 10-K for the year ended December 31, 2013, filed on February 28, 2014, and the financial statements of 2050 included in this Current Report on Form 8-K/A.

2. Pro Forma Adjustments

The following pro forma adjustments are included in the unaudited pro forma condensed combined financial statements:

(a)	To reflect the Conversion of shareholder debt to common stock under the terms of its Acquisition Agreement.

(b)	To reverse the historical Common stock and Additional paid-in capital accounts of 2050 Motors, Inc.

(c)	To reverse the historical Additional paid-in capital and Accumulated deficit accounts of Zegarelli.

(d)	To reflect the net adjustment to Additional paid-in capital for the recapitalization of the Company.

(e)	Reflects 1:4 split of Zegarelli shares prior to acquisition (5,562,084) plus 24,994,665 shares issued for acquisition of 2050 Motors, Inc., effective January 1, 2013.

F-13